Short-term Investments	6 Months Ended
Jun. 30, 2024
Short-term Investments
Short-term Investments

Note 4 — Short-term Investments

Short-term Investments consist of the following:

	December 31, 2023	June 30, 2024	June 30, 2024
	RMB	RMB	USD
	(Audited)	(Unaudited)	(Unaudited)
Wealth management product	-	109,663,603	15,387,495

On May 17, 2024, the Company purchased a wealth management product from Guotai Junan Financial Products Limited, which is redeemable on demand and expected to mature on November 25, 2024. Guotai Junan Financial Products Limited provides the fair value of the product at the end of each period, which is based on the performance of the underlying stock. For the six months ended June 30, 2023 and 2024, the Company recognized investment income from its short-term investments of RMB nil and RMB 2,682,181 (USD 377,495), respectively, in the consolidated statements of income and comprehensive income.